UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: August 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET GLOBAL GOVERNMENT BOND FUND

FORM N-Q

AUGUST 31, 2014

WESTERN ASSET GLOBAL GOVERNMENT BOND FUND

Schedule of investments (unaudited)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 84.7%
Brazil - 9.1%
Federative Republic of Brazil, Notes	10.000%	1/1/17	14,000	BRL	$6,089
Federative Republic of Brazil, Notes	10.000%	1/1/21	5,086,000	BRL	2,152,722

Total Brazil					2,158,811

Italy - 12.8%
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	300,000	EUR	489,936	(a)
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.750%	5/1/21	670,000	EUR	995,329
Italy Buoni Poliennali Del Tesoro, Senior Bonds	4.500%	3/1/24	990,000	EUR	1,540,732

Total Italy					3,025,997

Malaysia - 5.8%
Federation of Malaysia, Senior Bonds	4.012%	9/15/17	4,300,000	MYR	1,383,290

Mexico - 13.6%
United Mexican States, Bonds	8.000%	6/11/20	29,820,000	MXN	2,610,870
United Mexican States, Bonds	8.500%	11/18/38	6,590,000	MXN	618,810

Total Mexico					3,229,680

New Zealand - 5.1%
Republic of New Zealand, Senior Bonds	3.000%	4/15/20	1,510,000	NZD	1,199,294	(a)

Poland - 9.8%
Republic of Poland, Bonds	4.000%	10/25/23	7,000,000	PLN	2,336,284

South Africa - 4.6%
Republic of South Africa, Bonds	10.500%	12/21/26	3,630,000	ZAR	405,396
Republic of South Africa, Senior Notes	5.875%	9/16/25	600,000		678,900

Total South Africa					1,084,296

South Korea - 21.5%
Republic of Korea, Senior Bonds	5.750%	9/10/18	3,452,210,000	KRW	3,799,378
Republic of Korea, Senior Bonds	4.250%	6/10/21	1,221,790,000	KRW	1,304,028

Total South Korea					5,103,406

Turkey - 2.4%
Republic of Turkey, Bonds	9.500%	1/12/22	1,190,000	TRY	571,811

TOTAL SOVEREIGN BONDS (Cost - $20,019,060)					20,092,869

CORPORATE BOND & NOTES - 0.4%
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Ecopetrol SA, Senior Notes (Cost - $82,256)	5.875%	9/18/23	83,000		95,035

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 7.8%
Brazil - 7.8%
Federative Republic of Brazil, Notes (Cost - $1,673,250)	6.000%	8/15/50	3,815,079	BRL	1,841,794

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Dollar/Eurodollar, Call @ $1.33 (Cost - $2,899)		9/26/14	755,000		6,874

TOTAL INVESTMENTS - 92.9% (Cost - $21,777,465#)					22,036,572
Other Assets in Excess of Liabilities - 7.1%					1,687,011

TOTAL NET ASSETS - 100.0%					$23,723,583

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL GOVERNMENT BOND FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
TRY	— Turkish Lira
ZAR	— South African Rand

Summary of Investments by Country *

South Korea	23.2%
Brazil	18.2
Mexico	14.7
Italy	13.7
Poland	10.6
Malaysia	6.3
New Zealand	5.4
South Africa	4.9
Turkey	2.6
Colombia	0.4
United States	0.0 ‡

100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of August 31, 2014 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Government Bond Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$20,092,869	—	$20,092,869
Corporate bond & notes	—	95,035	—	95,035
Non-U.S. treasury inflation protected securities	—	1,841,794	—	1,841,794
Purchased options	—	6,874	—	6,874

Total investments	—	$22,036,572	—	$22,036,572

Other financial instruments:
Futures contracts	$45,542	—	—	$45,542
Forward foreign currency contracts	—	$277,151	—	277,151

Total other financial instruments	$45,542	$277,151	—	$322,693

Total	$45,542	$22,313,723	—	$22,359,265

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$145,614	—	—	$145,614
Forward foreign currency contracts	—	$256,014	—	256,014

Total	$145,614	$256,014	—	$401,628

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed,

Notes to Schedule of Investments (unaudited) (continued)

through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of August 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $256,014. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$720,825
Gross unrealized depreciation	(461,718)

Net unrealized appreciation	$259,107

At August 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro BTP	5	9/14	$812,360	857,484	$45,124
U.S. Treasury 10-Year Notes	1	12/14	125,363	125,781	418

					$45,542

Contracts to Sell:
Euro Bund	19	9/14	3,637,590	3,783,204	(145,614)

Net unrealized depreciation on open futures contracts					$(100,072)

Abbreviation

BTP	— Italian Government Bond

At August 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Chilean Peso	Deutsche Bank AG	73,560,000	$124,766	10/27/14	$(3,903)
Indian Rupee	Deutsche Bank AG	104,319,095	1,697,234	10/27/14	(12,075)
Indian Rupee	JPMorgan Chase & Co.	7,850,000	127,717	10/27/14	(898)
Indonesian Rupiah	Deutsche Bank AG	1,063,400,000	90,069	10/27/14	(279)
Yuan Renminbi	HSBC Bank USA, N.A.	7,940,000	1,284,961	10/27/14	3,634
Australian Dollar	Deutsche Bank AG	407,548	378,710	11/14/14	3,386
Canadian Dollar	Barclays Bank PLC	11,781	10,816	11/14/14	104
Canadian Dollar	Deutsche Bank AG	3,100,326	2,846,570	11/14/14	15,985
Euro	Citibank, N.A.	590,000	775,598	11/14/14	(2,558)

Euro	Deutsche Bank AG	1,681,541	2,210,509	11/14/14	(40,413)
Euro	JPMorgan Chase & Co.	183,644	241,413	11/14/14	(935)
Euro	JPMorgan Chase & Co.	154,110	202,589	11/14/14	(3,864)
Japanese Yen	JPMorgan Chase & Co.	58,780,000	565,245	11/14/14	(11,848)
Norwegian Krone	JPMorgan Chase & Co.	14,572,676	2,345,090	11/14/14	19,813
South African Rand	Deutsche Bank AG	650,000	60,217	11/14/14	455
South African Rand	JPMorgan Chase & Co.	1,856,965	172,032	11/14/14	1,253
Swedish Krona	JPMorgan Chase & Co.	16,394,455	2,345,282	11/14/14	(7,253)

					(39,396)

Contracts to Sell:
Brazilian Real	Barclays Bank PLC	1,450,000	638,093	10/27/14	(3,353)
Brazilian Real	Citibank, N.A.	6,124,246	2,695,062	10/27/14	(12,636)
Chilean Peso	Deutsche Bank AG	73,560,000	124,766	10/27/14	656
Malaysian Ringgit	JPMorgan Chase & Co.	4,432,694	1,400,079	10/27/14	(13,735)
South Korean Won	Deutsche Bank AG	5,330,949,071	5,244,223	10/27/14	(84,324)
Australian Dollar	JPMorgan Chase & Co.	678,174	630,186	11/14/14	(4,898)
British Pound	Credit Suisse London	40,000	66,366	11/14/14	936
Canadian Dollar	Barclays Bank PLC	553,685	508,367	11/14/14	(5,076)
Canadian Dollar	JPMorgan Chase & Co.	2,572,234	2,361,702	11/14/14	(10,031)
Euro	Citibank, N.A.	2,114,595	2,779,790	11/14/14	52,914
Euro	Credit Suisse London	1,320,000	1,735,237	11/14/14	29,788
Euro	Deutsche Bank AG	185,000	243,196	11/14/14	3,723
Euro	UBS AG London	2,570,000	3,378,454	11/14/14	61,159
Japanese Yen	Credit Suisse London	154,866,000	1,489,235	11/14/14	25,482
Japanese Yen	Deutsche Bank AG	57,448,600	552,442	11/14/14	9,591
Mexican Peso	Deutsche Bank AG	26,256,476	1,998,636	11/14/14	(28,760)
Norwegian Krone	JPMorgan Chase & Co.	14,570,000	2,344,660	11/14/14	7,874
Polish Zloty	JPMorgan Chase & Co.	2,176,958	676,756	11/14/14	13,377
Singapore Dollar	Deutsche Bank AG	59,000	47,235	11/14/14	(104)
South African Rand	Deutsche Bank AG	6,770,000	627,181	11/14/14	(5,434)
Swedish Krona	Deutsche Bank AG	645,049	92,276	11/14/14	1,113
Swedish Krona	JPMorgan Chase & Co.	15,582,767	2,229,167	11/14/14	25,908
Turkish Lira	JPMorgan Chase & Co.	1,324,000	602,922	11/14/14	(3,637)

					60,533

Net unrealized appreciation on open forward foreign currency contracts					$21,137

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2014.

		Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$6,874	$45,542	$(145,614)	—	—	$(93,198)
Foreign Exchange Risk	—	—	—	$277,151	$(256,014)	21,137

Total	$6,874	$45,542	$(145,614)	$277,151	$(256,014)	$(72,061)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended August 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$2,566
Futures contracts (to buy)	982,742
Futures contracts (to sell)	4,042,055
Forward foreign currency contracts (to buy)	22,095,704
Forward foreign currency contracts (to sell)	38,907,419

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 22, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 22, 2014